Events after the reporting period	12 Months Ended
Dec. 31, 2019
Disclosure Of Events After Reporting Period [Abstract]
Events after the reporting period
27.	Events after the reporting period

Subsequent to year-end, the Group entered into an agreement to acquire Bill Simmons Media Group, LLC. for cash consideration totaling approximately €130 to €180 million, a portion of which is deferred, subject to closing adjustments.

Subsequent to year-end, the Group signed license agreements with certain music labels and publishers and podcast agreements with creators. Included in these agreements are minimum guarantee and spend commitments of approximately €186 million over the next three years.